UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2026

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-10435	06-0633559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 27, 2026, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) to 60 million shares. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on May 28, 2026. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

(a) On May 27, 2026 Sturm Ruger & Company, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 13, 2026, the record date for the Annual Meeting, there were 15,948,066 outstanding shares of the Company’s Common Stock, consisting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 14,188,635 shares were represented either in person or by proxy.

(b) At the Annual Meeting, the stockholders voted on the following items:

1. Proposal One - To elect nine (9) directors to the Board of Directors of the Company (the “Board”) to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. The voting results for each nominee were as shown below:

Name	For	Withheld
John A. Cosentino, Jr.	9,560,455	902,483
Terrence G. O’Connor	9,622,947	839,991
Bruce T. Pettet	9,833,884	629,054
Aaron R. Rivers	10,181,221	281,717
Amir P. Rosenthal	9,462,228	1,000,710
Todd W. Seyfert	9,701,535	761,403
Stephen J. Timm	10,204,527	258,411
Phillip C. Widman	9,662,114	800,824
Lorin Cassidy Wolfe	10,182,903	280,035

Each director nominee named above was elected at the Annual Meeting. There were 3,725,697 broker non-votes on each nominee.

2. Proposal Two - To vote to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
13,826,007	280,029	82,599	0

3. Proposal Three - To vote to approve on an advisory basis, the compensation of the Company’s named executive officers. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
10,068,005	318,128	82,411	3,720,091

4. Proposal Four - To vote to approve an Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company, par value $1.00 per share, from 40 million to 60 million shares. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
12,470,848	1,613,141	104,646	0

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation, as amended, of Sturm, Ruger & Company, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

	By:	/S/ Sarah F. Colbert
	Name:	Sarah F. Colbert
	Title:	Senior Vice President,
Corporate Secretary and General Counsel

Dated: May 28, 2026

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